UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

INTEGRATED SECURITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

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Title of each class of securities to which transaction applies: ____________________________________________________

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Aggregate number of securities to which transaction applies: ___________________________________________________

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Proposed maximum aggregate value of transaction: ___________________________________________________________

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Total fee paid: _______________________________________________________________________________________

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Fee paid previously with preliminary materials.

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Amount Previously Paid: ______________________________________________________________________________

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Form, Schedule or Registration Statement No.: ______________________________________________________________

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Date Filed: __________________________________________________________________________________________

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

To the Stockholders of Integrated Security Systems, Inc.:

The enclosed Information Statement is provided on or about January ___, 2009 to the stockholders of record as of 5:00 P.M., Eastern time, on December 29, 2008 (the “Record Date”) of Integrated Security Systems, Inc., a Delaware corporation (the “Company”), by the board of directors of the Company (the “Board”) in connection with the authorization and approval of the following corporate actions by the holders of a majority of the shares of the Company’s (i) common stock, par value $0.01 per share (“Common Stock”), (ii) Series A Preferred Stock, par value $0.01 per share, and (iii) Series D Preferred Stock, par value $0.01 per share, issued and outstanding as of the Record Date by a special meeting of the stockholders.

On December 17, 2008, the Board unanimously approved, subject to the approval of the stockholders of the Company, amendments to the Company’s certificate of incorporation (the “Amendments”) that, upon filing with the Secretary of State of the State of Delaware, will (i) increase the total number of authorized shares of Common Stock from 150,000,000 to 800,000,000 shares, and (ii) permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  A Special Meeting of the stockholders of the Company has been called for 10:00 a.m. (local time) on February 3, 2009, at the Company’s offices, 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006, to approve the Amendments.  All stockholders of record as of the Record Date are entitled to vote at the Special Meeting.  We cordially invite you to attend the Special Meeting.  Your support is important and we encourage you to vote “yes” on the agenda items.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT IN CONNECTION WITH THE AMENDMENTS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

The enclosed Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Amendments pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.  Please read the enclosed Information Statement carefully.  The date of this Information Statement is January __, 2008.  Thank you for your time and consideration.

Sincerely,

_______________________________________

Brooks Sherman

Chairman of the Board and Chief Executive Officer

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 3, 2009

To the Stockholders of Integrated Security Systems, Inc.

A Special Meeting of Stockholders (the “Meeting”) of Integrated Security Systems, Inc., a Delaware corporation (the “Company”), will be held on February 3, 2009 at 10:00 a.m. (local time) at the Company’s offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006 for the purpose of considering and voting upon the following matters:

1.

To consider and vote upon a proposal to amend the Company’s certificate of incorporation to increase the total number of authorized shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) from 150,000,000 to 800,000,000 shares; and

2.

To consider and vote upon a proposal to amend the Company’s certificate of incorporation to permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Your Board of Directors recommends that you vote “FOR” the proposals set before you.  We have fixed the close of business on December 29, 2008, as the record date for the Meeting, and the holders of our Common Stock, Series A Preferred Stock and Series D Preferred Stock of record on that date are entitled to receive notice of, and to vote at the Meeting or any adjournment thereof.  At the record date, 110,350,267 shares of Common Stock were issued and outstanding, 91,250 shares of Series D Preferred Stock were issued and outstanding, and 9,500 shares of Series A Preferred Stock were issued and outstanding.

BY ORDER OF THE BOARD OF DIRECTORS,

__________________________________________

Brooks Sherman

Chairman of the Board and Chief Executive Officer

Carrollton, Texas

January __, 2009

INTEGRATED SECURITY SYSTEMS, INC.

2009 Chenault Drive, Suite 114

Carrollton, Texas 75006

(972) 444-8280

INFORMATION STATEMENT

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 3, 2009

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement accompanies the notice (the “Notice”) of a special meeting (the “Meeting”) of stockholders of Integrated Security Systems, Inc. (the “Company”).  The Meeting will be held on February 3, 2009, at 10:00 a.m. (local time) at the Company’s offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.  The record date for determining stockholders entitled to vote at the Meeting is December 29, 2008 (the “Record Date”).  This Information Statement is sent on January __, 2009 to all the Company’s stockholders of record as the Record Date.

At the Meeting, holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), Series D preferred stock, par value $0.01 per share (the “Series D Preferred Stock”) and for the limited purposes set forth herein, Series A preferred stock, par value $0.01 per share (the “Series A Preferred Stock”), will vote upon the proposals set forth in this Information Statement.  We have presented the following questions and answers section to provide you answers to commonly asked questions.

ABOUT THE MEETING

When and where is the Meeting?

The Meeting will take place on February 3, 2009, at 10:00 a.m. (local time) at the Company’s offices at 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

What will be voted on at the Meeting?

Stockholders will vote upon amendments to the Company’s certificate of incorporation to (i) increase the total number of authorized shares of Common Stock from 150,000,000 to 800,000,000 shares and (ii) permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (the “Written Consent Amendment”).

What information will I receive?

Copies of (a) the Notice and (b) this Information Statement.

Who can attend the Meeting?

All holders of our Common Stock, Series A Preferred Stock and Series D Preferred Stock outstanding as of the Record Date, may attend the Meeting.

If you hold your shares in “street name”, that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the special meeting.  You can not vote these shares unless you also bring a broker issued proxy, as discussed below.

Who can vote at the Meeting?

Only holders of our Common Stock, Series A Preferred Stock or Series D Preferred Stock of record as of the close of business on the Record Date will be entitled to vote at the Meeting and any adjournment or postponement thereof.  As of the Record Date, 110,350,267 shares of Common Stock were issued and outstanding, 9,500 shares of Series A Preferred Stock were issued and outstanding and 91,250 shares of Series D Preferred Stock were issued and outstanding.  Holders of our Series A Preferred Stock and Series D Preferred Stock will vote with holders of our Common Stock on an as-converted to Common Stock basis, as described below under “How Many Votes can I Cast?”.  The holders of Series A Preferred Stock are only entitled to vote on the Written Consent Amendment because while the certificate of designation establishing the Series A Preferred Stock states that the holders of Series A Preferred Stock have no voting rights, Article THIRTEENTH of the Company’s certificate of incorporation requires the affirmative vote of at least two-thirds of the holders of each class of capital stock of the Company in certain designated instances.

How do I vote?

If you hold your shares as a stockholder of record, you can vote in person at the Meeting.  Many of our stockholders hold their stock in street name, that is, the shares are registered in the name of their broker, bank or other nominee rather in the stockholders own name.  Your broker or other nominee can provide to you the broker’s or nominee’s own request for voting instructions.  By completing the voting instruction card provided to you by your broker or nominee, you may direct your broker or nominee how to vote your shares.  Alternatively, if you want to vote your street name shares at the Meeting, you must contact your broker or other nominee directly in order to obtain a proxy card issued to you by your broker or nominee.  A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy.  If your shares are registered in the name of your broker or other nominee and you fail to bring a broker-issued proxy to the Meeting, you will not be able to vote your nominee held shares at the Meeting.

If you hold your shares in street name through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to the matters to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters.  Shares represented by these “broker non-votes” will be counted in determining whether there is a quorum present at the Meeting.

How many votes can I cast?

Each holder of Common Stock of record as of the Record Date is entitled to one vote at the Meeting for all matters to be voted upon at the Meeting.

Each share of Series A Preferred Stock and Series D Preferred Stock, respectively, is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series A Preferred Stock or Series D Preferred Stock could be converted on the Record Date.  Each share of Series D Preferred Stock currently has 25 votes and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted to Common Stock basis, is 2,281,250.  Each share of Series A Preferred Stock currently has 20 votes and the total number of votes held by the holders of Series A Preferred Stock, on an as-converted to Common Stock basis, is 190,000.

What constitutes a quorum and how does it affect voting on the proposals?

Voting can take place at the Meeting only if stockholders owning a majority of the outstanding shares of the Common Stock, Series A Preferred Stock and Series D Preferred Stock, together as a class and on an as-converted to Common Stock basis, as of the Record Date are present in person.  If you attend the Meeting, your shares will be counted to determine whether there is a quorum.

What are the Board of Director’s recommendations?

The Company’s Board of Directors’ (the “Board”) recommendations are set forth below together with the description of the proposals in this Information Statement.  The Board recommends a vote in favor of the amendments to our certificate of incorporation to (i) increase the total number of authorized shares of Common Stock from 150,000,000 to 800,000,000 and (ii) permit the Company’s stockholders to take action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

PROPOSAL 1: AMENDMENT TO CERTIFICATE OF INCORPORATION TO

INCREASE AUTHORIZED SHARES OF COMMON STOCK

Background

Currently, our certificate of incorporation provides that the total number of shares that we are authorized to issue is 150,750,000, consisting of 150,000,000 shares of Common Stock and 750,000 shares of Preferred Stock.  On the Record Date, 110,350,267 shares of Common Stock, 9,500 shares of Series A Preferred Stock and 91,250 shares of Series D Preferred Stock were issued and outstanding.  As of the Record Date, additional shares of Common Stock were subject to future issuance as follows:

▪

2,281,250 shares of Common Stock are issuable upon the conversion of 91,250 outstanding shares of Series D Preferred Stock;

▪

190,000 shares of Common Stock are issuable upon the conversion of 9,500 outstanding shares of Series A Preferred Stock;

▪

5,380,473 shares of Common Stock are issuable upon the exercise of outstanding warrants to purchase Common Stock;

▪

6,553,934 shares of Common Stock are subject to outstanding options, 3,553,934 of which are currently exercisable; and

▪

107,122,000 shares of Common Stock are issuable upon the conversion of outstanding convertible promissory notes.

Reasons for and Effect of the Amendment

The Company issued warrants to purchase shares of Common Stock and promissory notes convertible into shares of Common Stock in connection with various equity and convertible debt financings.  These warrants and promissory notes are immediately exercisable for shares of Common Stock.  If the holders of these warrants and promissory notes exercised the warrants and promissory notes, the Company would not currently have a sufficient number of shares of Common Stock available for issuance to the warrant holders and note holders.  In addition, the Company does not have a sufficient number of shares of Common Stock authorized for issuance upon the exercise or conversion of our other currently outstanding exercisable and convertible securities, including stock options and our Series A and Series D Preferred Stock.  Therefore, additional shares of authorized Common Stock are necessary in order to assure the proper conversion of preferred stock and promissory notes and the exercise of options and warrants.

The Board has unanimously adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 800,000,000 to have enough shares of Common Stock to issue upon conversion of the Company’s preferred stock and promissory notes and upon exercise of outstanding warrants and options, as described above.

If the stockholders approve the amendment to the certificate of incorporation, then the certificate of incorporation would be amended to effect the increase in authorized shares of Common Stock as soon as practicable following stockholder approval.  If the amendment to the certificate of incorporation is not approved by the stockholders, the existing certificate of incorporation will continue in effect.

Holders of our Common Stock have no preemptive rights to purchase additional shares of Common Stock, or securities convertible into Common Stock, issued by us.  The Common Stock will be available for issuance without further action of the stockholders, unless required by the Company’s certificate of incorporation or by-laws, applicable laws, or the policy of any stock exchange or registered securities association on which the shares of stock of the Company are listed, if any.

No Dissenters’ Rights

The Delaware General Corporation Law does not grant our stockholders dissenters’ rights or rights of appraisal upon the amendment to the certificate of incorporation.

Amendment

If the amendment is approved, our certificate of incorporation will be amended by deleting Article FOURTH in its entirety and inserting in its place the following:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 800,750,000 shares, of which 800,000,000 shares shall be Common Stock, par value $0.01 per share (“Common Stock”) and 750,000 shares shall be Preferred Stock, par value $0.01 per share (“Preferred Stock”).”

Approval

The affirmative vote of the holders of a majority of the shares of Common Stock and Series D Preferred Stock outstanding and entitled to vote on the Record Date, voting together as a class and on an as-converted to Common Stock basis, is required to approve the amendment to our certificate of incorporation.  Each share of Series D Preferred is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D Preferred Stock could be converted on the Record Date.  Each share of Series D Preferred Stock currently has 25 votes and the total number of votes held by the holders of Series D Preferred Stock, on an as-converted to Common Stock basis, is 2,281,250.  While the Company also has shares of Series A Preferred Stock issued and outstanding, pursuant to the certificate of designation establishing the Series A Preferred Stock, holders of shares of the Company’s Series A Preferred Stock are not entitled to vote such shares on this particular amendment.  In addition, the approval of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date, voting separately as a class, is required to approve the amendment to our certificate of incorporation.  Broker non-votes and abstentions will have the effect of negative votes on the proposal.

The Board recommends a vote FOR approval of the amendment to the certificate of incorporation to increase the number of authorized shares of Common Stock.

PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION

TO PERMIT STOCKHOLDER VOTE BY WRITTEN CONSENT

Background

Delaware corporation law provides that (unless otherwise provided in a corporation’s certificate of incorporation or bylaws) any action to be taken by stockholders at any annual or special meeting of stockholders may be taken without any such meeting, and without any vote, if written consents setting forth the action to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting of stockholders.  The purpose of this statute is to allow stockholders to take action, and for the corporation to avoid the expense of a stockholder’s meeting, in those cases where the outcome of a stockholder’s vote is a foregone conclusion.

In many cases in the past, stockholders holding a majority of the Company’s capital stock have desired to avail themselves of the benefits of this statute, but have been prevented from taking action by written consent by a provision of the Company’s certificate of incorporation.  That provision requires that no action may be taken by the Company’s stockholders by written consent unless such consent is unanimous.  Because obtaining the unanimous written consent of the stockholders of a publicly traded company is a virtual impossibility, this provision of the Company’s certificate of incorporation has the practical effect of making stockholder action by written consent impossible.

Reasons for and Effect of the Amendment

The Board determined that it would be more convenient and less costly to the Company if certain actions could be approved by the stockholders by less than unanimous written consent.  The Board recommends that the Company be permitted to obtain the consent of the stockholders through an action by written consent in lieu of a meeting if the written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

If the stockholders approve this amendment to the certificate of incorporation, then the certificate of incorporation would be amended to permit stockholder action by written consent, as soon as practicable following stockholder approval.  If the amendment to the certificate of incorporation is not approved by the stockholders, the existing certificate of incorporation will continue in effect.

No Dissenters’ Rights

The Delaware General Corporation Law does not grant our stockholders dissenters’ rights or rights of appraisal upon this amendment to the certificate of incorporation.

Amendment

If this amendment is approved, our certificate of incorporation will be amended by deleting Article SIXTH in its entirety and inserting in its place the following:

“SIXTH: Any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

Approval

The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock, Series A Preferred Stock and Series D Preferred Stock, each voting as a separate class, is required to approve the Written Consent Amendment.  The holders of Series A Preferred Stock are only entitled to vote on the Written Consent Amendment because while the certificate of designation establishing the Series A Preferred Stock states that the holders of Series A Preferred Stock have no voting rights, Article THIRTEENTH of the Company’s certificate of incorporation requires the affirmative vote of at least two-thirds of the holders of each class of capital stock of the Company in certain designated instances.  Broker non-votes and abstentions will have the effect of negative votes on the proposal.

The Board recommends a vote FOR approval of the amendment to the certificate of incorporation.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of our equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of November 30, 2008, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of 5% or more of the Company’s outstanding Common Stock and (c) all officers and directors of the Company as a group.  Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.  Our Common Stock and Series D Preferred Stock are our only classes of voting securities.  All of the Series D Preferred Stock is convertible into shares of Common Stock at any time.  The holder of each share of Series D Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Series D Preferred Stock could then be converted.  Presently, the holder of each share of Series D Preferred Stock is entitled to 25 votes.  For purposes of the beneficial ownership calculations below, the Series D Preferred Stock is included in this table on an “as converted” basis.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent (1)
Renaissance US Growth Investment Trust PLC (2)	39,890,731	36.1%
Renaissance Capital Growth & Income Fund III, Inc. (3)	38,558,651	34.9%
US Special Opportunities Trust PLC (4)	26,204,665	23.7%
Russell Cleveland (5)(6)(7)	104,952,846	95.1%
C. A. Rundell, Jr. (5)(6)(8)	8,498,705	7.8%
William D. Breedlove (5)(6)(10)	721,133	0.7%
G.M. “John” Ulibarri (5)(6)(9)	625,000	0.6%
Robert M. Galecke (5)(6)(12)	716,252	0.6%
Vernon H. “Jay” Foersterling, Jr. (5)(6)(11)	500,000	0.5%
Frank R. Marlow (5)(6)(13)	592,686	0.5%
All current directors and executive officers as a group (8 persons)	116,606,622	105.7%

(1)

Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

Includes 3,000,000 shares of Common Stock issuable upon the exercise of outstanding convertible promissory notes within 60 days; 11,439 shares of Common Stock issuable upon the exercise of outstanding options excercisable within 60 days; 1,114,706 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within 60 days.  The address for this stockholder is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(3)

Includes 2,000,000 shares of Common Stock issuable upon the exercise of outstanding convertible promissory notes within 60 days; 11,858 shares of Common Stock issuable upon the exercise of outstanding options excercisable within 60 days; 838,235 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within 60 days.    The address for this stockholder is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(4)

Includes 10,250,000 shares of Common Stock issuable upon the exercise of outstanding convertible promissory notes within 60 days and 864,706 shares of Common Stock issuable upon the exercise of warrants within 60 days.  The address for this stockholder is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(5)

The address for this person is 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

(6)

Mr. Cleveland is a director and chairman of the board of the Company. Messrs. Breedlove, Marlow, and Galecke are directors of the Company.  Mr. Ulibarri is the president and chief executive officer of Intelli-Site, Inc, a wholly owned subsidiary of the Company.  Mr. Foersterling is the president and chief executive officer of the Company and B&B ARMR Corporation, a wholly owned subsidiary of the Company.  Mr. Rundell is an advisor to the board.

(7)

Includes 15,250,000 shares of Common Stock issuable upon the exercise of outstanding convertible promissory notes within 60 days; 23,297 shares of Common Stock issuable upon the exercise of outstanding options excercisable within 60 days; 2,817,647 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 375,000 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within 60 days.  The address for this person is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(8)

Includes 1,223,298 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 760,544 shares of Common Stock issuable upon the exercise of warrants within 60 days; 600,000 shares of Common Stock issuable upon the exercise of outstanding convertible promissory notes within 60 days; and 331,250 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within 60 days.

(9)

Includes 625,000 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

(10)

Includes 26,626 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

(11)

Includes 500,000 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.

(12)

Includes 45,011 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 12,500 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within 60 days.

(13)

Includes 45,011 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days and 31,250 shares of Common Stock issuable upon the conversion of Series D Preferred Stock within 60 days.

FINANCIAL AND OTHER INFORMATION

Please see the exhibits attached to this Information Statement for financial and other information regarding the operations of the Company.  The Company’s principal accountants for the current fiscal year and the most recently completed fiscal year will not be present at the Meeting, will not make a statement at the Meeting and will not be available to respond to questions at the Meeting.

INTEREST OF CERTAIN PERSONS

IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company.  None of the directors of the Company opposed the proposed actions taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it.  We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to us at:  Integrated Security Systems, Inc., 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders.  We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered.  Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to our Secretary, 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006, or at telephone number (972) 444-8280.

OTHER INFORMATION

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

INCORPORATION BY REFERENCE

The Securities and Exchange Commission allows us to “incorporate by reference” the information and documents filed by us with the Securities and Exchange Commission, which means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this Information Statement, and information that is filed later by us with the Securities and Exchange Commission will automatically update and supersede this information.  The Company incorporates by reference the documents listed below:

Exhibit No.	Description of Exhibit
99.1

Annual Report on Form 10-KSB of the Company for the former fiscal year of the Company ended June 30, 2008 and filed by the Company with the Securities and Exchange Commission on October 14, 2008 (incorporated in its entirety, including without limitation, the financial statements and financial information contained therein, by reference into this Information Statement)

99.2

The information regarding the changes to the Company’s certifying accountant in Amendment No. 1 to the current report on Form 8-K of the Company dated October 24, 3008 and filed by the Company with the Securities and Exchange Commission on November 25, 2008 (incorporated in its entirety by reference into this Information Statement)

You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:  Integrated Security Systems, Inc., 2009 Chenault Drive, Suite 114, Carrollton, Texas 75006 or (972) 444-8280.  Any statement contained in a document that is incorporated by reference shall be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the Securities and Exchange Commission and incorporated by reference) modifies or is contrary to such previous statement.  Any statement so modified or superseded shall not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the amendments to the Company’s certificate of incorporation pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please read this Information Statement carefully.

Dated: January __, 2009

By Order of the Board of Directors

Brooks Sherman

Chairman and Chief Executive Officer